UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2017

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

NEW JERSEY	001-34089	20-8444387
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip code)

(201) 944-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02(b) — Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 2, 2017, John K. Daily, a director of the Registrant and the Bank of New Jersey (the “Bank”), the Registrant’s wholly owned subsidiary and a New Jersey state chartered commercial bank, resigned from the Board of Directors of both the Registrant and the Bank.  Mr. Daily advised the Registrant and the Bank that his growing commitment towards his family and their business no longer allowed adequate time to devote to the needs of the Registrant and the Bank.   There were no disagreements between Mr. Daily and the Registrant or the Bank leading to his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: February 3, 2017	By:	/s/ Nancy E. Graves
Nancy E. Graves
President and Chief Executive Officer